UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2000

                                 BILLYWEB CORP.
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Florida                           0-26329                    65-0867538
-----------------------------      --------------           --------------------
(State or other jurisdiction       (Commission              (IRS Employer
         of incorporation)           file number)            Identification No.)


222 Lakeview Avenue, Suite 160-217
West Palm Beach, FL                                                 33401
----------------------------------------                     ------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (561) 832-5699


                                  EZTALK, INC.
                  --------------------------------------------
          (Former name or former address, if changes since last report)


Copy of Communications to:

                                   Donald F. Mintmire
                                   Mintmire & Associates
                                   265 Sunrise Avenue
                                   Suite 204
                                   Palm Beach, FL 33480
                                   (561) 832-5696

ITEM 5.           OTHER EVENTS.

     On May 3, 2000 the Company announced approval of the amendment of its Articles of Incorporation in order to change the name of the Company from EZTalk, Inc. to BillyWeb Corp.

     On May 15, 2000, BillyWeb Corp., f/k/a EZTalk, Inc. (the "Company"), a Florida corporation, and Share Exchange Corp., f/k/a BillyWeb Corp. , a Florida corporation, and the individual holders of all of the outstanding capital stock of Share Exchange Corp. (the "Holders") consummated a reverse acquisition (the "Reorganization") pursuant to a certain Share Exchange Agreement ("Agreement") of such date. Pursuant to the Agreement, the Holders tendered to the Company 75% of the issued and outstanding shares of common stock of Share Exchange Corp. in exchange for 23,100,000 shares of common stock of the Company. The reorganization is being accounted for as a reverse acquisition.

     Simultaneously with the closing of the Reorganization, the then officers and directors of the Company tendered their resignations in accordance with the terms of the Agreement. Frederic Richard and Alberto Afonso were elected to serve on the Board of Directors of the Company (the "Board"). The Board subsequently appointed Frederic Richard as President of the Company and Alberto Afonso as Secretary and Treasurer of the Company.

     Prior to the reorganization the Company effected a forward split of its common stock at the rate of 16 to 1, for holders of record on May 4, 2000, with distribution effective May 10, 2000. Total issued and outstanding stock following the forward split and after effecting the Share Exchange Agreement is 42,016,000.

     Copies of the Agreement are filed herewith as Exhibit 2.1, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired.

     (4) Financial statements of Share Exchange Corp., a Florida corporation, will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(d)      Pro forma financial information.

     (2) Pro forma financial information regarding the Reorganization will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(c)      Exhibits

2.1 Share Exchange Agreement between EZTalk, Inc. and BillyWeb Corp. dated May 15, 2000.






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         Pursuant to the  requirements  of the  Securities  and  Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                      BILLYWEB CORP.
                                       (Registrant)





Date:    May 15, 2000           By:  /s/ Frederic Richard
                                   ----------------------------
                                   Frederic Richard, President